UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES


Investment Company Act file number   811-772
                                   ------------


                            AXP EQUITY SERIES, INC.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


  50606 AXP Financial Center, Minneapolis, Minnesota                55474
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         (Address of principal executive offices)                 (Zip code)


Leslie L. Ogg - 901 S. Marquette Avenue, Suite 2810, Minneapolis, MN 55402-3268
--------------------------------------------------------------------------------
                     (Name and address of agent for service)


Registrant's telephone number, including area code:  (612) 330-9283
                                                    -----------------

Date of fiscal year end:    11/30
                         --------------
Date of reporting period:   11/30
                         --------------

AXP(R)
  Equity Select
         Fund

Annual Report
for the Period Ended
Nov. 30, 2003

AXP Equity Select Fund seeks to provide shareholders with growth of capital.

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(logo)                                                               (logo)
American                                                            AMERICAN
  Express(R)                                                         EXPRESS(R)
 Funds
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

Table of Contents

Fund Snapshot                               3

Questions & Answers
   with Portfolio Management                4

The Fund's Long-term Performance            9

Investments in Securities                  10

Financial Statements                       13

Notes to Financial Statements              16

Independent Auditors' Report               26

Board Members and Officers                 27

Proxy Voting                               29

(logo) Dalbar

American Express(R) Funds' reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

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2   --   AXP EQUITY SELECT FUND   --   2003 ANNUAL REPORT

Fund Snapshot
       AS OF NOV. 30, 2003

PORTFOLIO MANAGER

Portfolio manager                                         Duncan Evered
Since                                                              2/00
Years in industry                                                    19

FUND OBJECTIVE

For investors seeking growth of capital.

Inception dates
A: 6/4/57       B: 3/20/95      C: 6/26/00      Y: 3/20/95

Ticker symbols
A: INVPX        B: IDQBX        C: AESCX        Y: IESYX

Total net assets                                         $2.132 billion

Number of holdings                                                   94

STYLE MATRIX

Shading within the style matrix indicates areas in which the Fund generally invests.

       STYLE
VALUE  BLEND  GROWTH
                       LARGE
                 X     MEDIUM   SIZE
                       SMALL

SECTOR COMPOSITION

Percentage of portfolio assets

(pie chart)

Technology 38.0%
Health care 19.0%
Consumer discretionary 16.0%
Industrials 9.9%
Energy 6.8%
Short-term securities 4.0%
Financials 3.1%
Materials 1.7%
Telecommunications 1.1%
Consumer staples 0.4%

TOP TEN HOLDINGS

Percentage of portfolio assets

Williams-Sonoma (Retail -- general)                                   3.1%
Whole Foods Market (Retail -- general)                                3.0
Fastenal (Industrial services)                                        2.7
Paychex (Computer software & services)                                2.7
Legg Mason (Broker dealers)                                           2.6
Maxim Integrated Products (Electronics)                               2.5
Biogen Idec (Health care products)                                    2.4
Biomet (Health care products)                                         2.3
Fiserv (Computer software & services)                                 2.3
Health Management Associates Cl A
(Health care services)                                                2.3

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

Stocks of medium-sized companies may be subject to more abrupt or erratic price movements than stocks of larger companies.

Fund holdings are subject to change.

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3   --   AXP EQUITY SELECT FUND   --   2003 ANNUAL REPORT

Questions & Answers
        WITH PORTFOLIO MANAGEMENT

Below, Portfolio Manager Duncan Evered discusses the Fund's results and positioning for the 12 months ended Nov. 30, 2003.

Q:   How did AXP Equity Select Fund perform for the fiscal year ended Nov. 30,
     2003?

A: After three years of bear markets for stocks, this past fiscal year was a welcome relief for equity investors. The AXP Equity Select Fund Class A shares, excluding sales charge, rose 17.59% for the period. The benchmark Russell MidCap Growth Index advanced 32.64% for the period and the Fund's peer group, as represented by the Lipper Mid-Cap Growth Funds Index, rose 26.76%. The market's rally during the period was characterized by investors' preference for more speculative companies over the kind of high-quality companies we buy for the Fund. This type of market dynamic is not uncommon in the early stages of a rising stock market when the shares of more beaten-down companies are often the first to climb. As a result, the Fund's performance trailed its performance benchmark and peer group.

     We remain confident in our approach of investing in healthy, growing companies.

     AXP Equity Select Fund's long-term performance record has been above average. For the 10-, 5- and 3-year periods ended Nov. 30, 2003, the Fund has outperformed both its peer group and benchmark. The Fund's Class A shares excluding sales charge provided an average annual return of 10.60%, 5.26% and -1.14% for the 10-, 5- and 3-year periods ended Nov. 30, 2003. This outpaced the 9.72%, 3.81% and -4.85% average annual returns for the Russell MidCap Growth Index for the same three periods, respectively. The Fund's peer group (Lipper Mid-Cap Growth Funds Index) provided an average annual return of 8.65%, 4.58% and -6.57% over the same periods ended Nov. 30, 2003.

(bar chart)
                             PERFORMANCE COMPARISON
                        For the year ended Nov. 30, 2003

35%                              (bar 2)
                                 +32.64%
30%                                                            (bar 3)
                                                               +26.76%
25%

20%      (bar 1)
         +17.59%
15%

10%

 5%

 0%

(bar 1) AXP Equity Select Fund Class A (excluding sales charge)
(bar 2) Russell MidCap(R) Growth Index (unmanaged)
(bar 3) Lipper Mid-Cap Growth Funds Index

(see "The Fund's Long-term Performance" for Index descriptions)

Past performance is no guarantee of future results. The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of Class B, Class C and Class Y may vary from that shown above because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

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4   --   AXP EQUITY SELECT FUND   --   2003 ANNUAL REPORT

Questions & Answers

(begin callout quote)> Given our outlook for the stock market in general and specifically mid-cap stocks, we believe a slightly more aggressive portfolio positioning is appropriate.(end callout quote)

     For the 10-, 5- and 1-year periods ended Dec. 31, 2003, AXP(R) Equity Select Fund's Class A shares excluding sales charge, provided an average annual return of 10.26%, 3.10% and 22.99%, respectively. The Russell MidCap Growth Index provided an average annual return of 9.40%, 2.01% and 42.71% over the same periods ended Dec. 31, 2003. The Lipper Mid-Cap Growth Funds Index provided an average annual return of 8.25%, 2.18% and 35.42% for each respective period ended Dec. 31, 2003.

AVERAGE ANNUAL TOTAL RETURNS

                             Class A                    Class B                   Class C                  Class Y
(Inception dates)           (6/4/57)                   (3/20/95)                 (6/26/00)                (3/20/95)
                        NAV(1)     POP(2)       NAV(1)    After CDSC(3)    NAV(1)     After CDSC(4)   NAV(5)      POP(5)
as of Nov. 30, 2003
1 year                  +17.59%    +10.83%      +16.74%      +12.74%       +16.74%       +16.74%      +17.87%     +17.87%
5 years                  +5.26%     +4.02%       +4.46%       +4.33%         N/A           N/A         +5.41%      +5.41%
10 years                +10.60%     +9.95%        N/A          N/A           N/A           N/A          N/A         N/A
Since inception           N/A        N/A        +11.39%      +11.39%        -4.96%        -4.96%      +12.39%     +12.39%

as of Dec. 31, 2003
1 year                  +22.99%    +15.92%      +21.98%      +17.98%       +21.98%       +21.98%      +23.11%     +23.11%
5 years                  +3.10%     +1.89%       +2.31%       +2.17%         N/A           N/A         +3.25%      +3.25%
10 years                +10.26%     +9.61%        N/A          N/A           N/A           N/A          N/A         N/A
Since inception           N/A        N/A        +11.37%      +11.37%       -4.65%        -4.65%       +12.37%     +12.37%

(1)  Excluding sales charge.

(2)  Returns at public offering price (POP) reflect a sales charge of 5.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)  1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to institutional investors only.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost. The performance shown for each class of shares will vary due to differences in sales charges and fees. Short term performance may be higher or lower than the figures shown. Visit americanexpress.com/funds for current information.

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5   --   AXP EQUITY SELECT FUND   --   2003 ANNUAL REPORT

Questions & Answers

Q:   What factors significantly affected performance?

A: Amid a sustained stock market rally, mid-cap stocks outperformed their large-cap counterparts and growth stocks outperformed value stocks. Within the framework of this encouraging scenario, the stock market's return was driven by recoveries in stocks that had performed poorly between 2000-2002. These included low-priced, and in many cases, lower quality stocks, particularly in sectors such as technology, telecommunications and healthcare. Investors showed little concern about balance sheet debt or share price volatility. The Fund's portfolio contrasts sharply with the characteristics of this year's stock leaders. We emphasized higher quality stocks, with strong balance sheets and generally lower volatility than the market.

     Consequently, stock selection, particularly in the technology sector, was primarily responsible for the Fund's underperformance. Although we kept our technology weighting in line with the benchmark, we focused on more stable, service-oriented companies rather than riskier product providers. We followed a similar strategy in the healthcare sector, downplaying healthcare product companies in favor of service providers. Many of the stocks in our portfolio held up relatively well during the market's previous downturn, resulting in the Fund's strong longer-term performance. However, precisely because these stocks did not decline as much, they did not experience as much of a recovery bounce, preventing the Fund from keeping up with this year's market advance.

     Sector allocations played a lesser role in the Fund's relative results. Given the rising market, even our relatively small cash position hurt results. Our position in the energy sector also detracted from relative performance. The energy sector tends to cycle in and out of favor. In 2002, energy stocks were a meaningful contributor to the Fund's performance. Although we have approximately the same mix of companies this year, the sector as a whole did not perform as well.

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6   --   AXP EQUITY SELECT FUND   --   2003 ANNUAL REPORT

Questions & Answers

Q:   What changes did you make to the portfolio?

A: Given that better economic growth should enhance corporate earnings and support selected sectors, we have made some positioning adjustments, adapting to the current market within the overall strategy of the Fund.

     In the technology sector, we added some product-oriented companies and increased our existing positions in others. Such companies should benefit from their high sensitivity to economic improvements, in particular corporate spending on information technology. These include Juniper Systems in the computer networking area, Altera and Broadcom, both semiconductor companies, and Electronic Arts and Symantec in the software area. Many of these companies have survived a difficult period with very low demand, but we think the outlook is now more positive. We are currently comfortable keeping our technology weighting comparable or slightly higher than the benchmark.

     We made similar adjustments in the health care sector, trimming service providers and adding or increasing positions in product providers. We eliminated our position in drug distributor AmerisourceBergen and reduced our holdings of home oxygen service business Lincare. We added to Invitrogen, which provides tools for biotechnology companies and has been a strong performer for the Fund this year. We also initiated a position in American Pharmaceutical Partners, a generic drug maker.

     We trimmed some of the Fund's energy positions and also reduced holdings of selected consumer stocks that had performed very well last year. These included Whole Foods Market, Williams-Sonoma and The Cheesecake Factory.

     During the period, we reduced the Fund's cash position. At the end of the period, the Fund had a slightly larger than index position in technology and healthcare, and slightly lower than index position in the consumer and energy areas.

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7   --   AXP EQUITY SELECT FUND   --   2003 ANNUAL REPORT

Questions & Answers

Q:   How do you plan to position the Fund in the coming months?

A: The economic backdrop appears promising with ongoing fiscal and monetary stimulus, economic expansion, job growth and better corporate earnings supported by productivity gains. We certainly don't anticipate that the gross national product (GNP) will continue to grow at the exceptional 8.20% rate experienced in the third quarter of 2003, but we believe it should grow at a pace favorable for the equity markets.

     We also have a strong positive view on mid-cap stocks -- companies past their early infrastructure start-up phase, but still largely unrecognized. Historic market data shows that small- and mid-cap companies have traditionally outperformed their larger counterparts as the economy emerges from recession, just as they have done so far this year. Should growth stocks also continue to outperform value stocks, as has been the case recently, that would be another tailwind for the Fund. Although we can't be sure the current cycle will follow historic patterns, we are optimistic that an improving economy will favor the stocks in our universe, which could benefit from earnings acceleration and greater investor demand. Given our outlook for the stock market in general and specifically mid-cap stocks, we believe a slightly more aggressive portfolio positioning is appropriate. We will continue to focus on up-and-coming middle size companies that we believe have the combination of people, process and business opportunities necessary to become larger companies.

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8   --   AXP EQUITY SELECT FUND   --   2003 ANNUAL REPORT

The Fund's Long-term Performance

This chart illustrates the total value of an assumed $10,000 investment in AXP Equity Select Fund Class A shares (from 12/1/93 to 11/30/03) as compared to the performance of two widely cited performance indices, the Russell MidCap Growth Index and the Lipper Mid-Cap Growth Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

Past performance is no guarantee of future results. Your investment and return values fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Returns do not reflect taxes payable on distributions and redemptions. Also see "Past Performance" in the Fund's current prospectus.

(mountain chart)

                   VALUE OF A HYPOTHETICAL $10,000 INVESTMENT
                           IN AXP EQUITY SELECT FUND
AXP Equity Select
  Fund Class A        $ 9,425  $ 8,926  $11,347  $14,708 $18,174  $19,984  $25,719  $26,730 $23,381  $21,961  $25,824
Russell MidCap(R)
  Growth Index(1)     $10,000  $10,036  $13,627  $16,291 $19,373  $20,962  $29,833  $29,341 $23,760  $19,056  $25,275
Lipper Mid-Cap Growth
  Funds Index(2)      $10,000  $10,172  $14,379  $16,553 $17,917  $18,319  $29,727  $28,107 $22,795  $18,081  $22,919

                         `93      `94      `95      `96     `97      `98      `99      `00     `01      `02      `03

(1) Russell MidCap(R) Growth Index, an unmanaged index, measures the performance of those Russell MidCap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000(R) Growth Index.

(2) The Lipper Mid-Cap Growth Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

                          Average Annual Total Returns
                 Class A with Sales Charge as of Nov. 30, 2003
1 year                                                               +10.83%
5 years                                                               +4.02%
10 years                                                              +9.95%
            Results for other share classes can be found on page 5.

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9   --   AXP EQUITY SELECT FUND   --   2003 ANNUAL REPORT

Investments in Securities

AXP Equity Select Fund

Nov. 30, 2003
(Percentages represent value of investments compared to net assets)

Common stocks (97.7%)
Issuer                                            Shares             Value(a)

Broker dealers (2.7%)
Legg Mason                                       710,000          $56,594,100

Chemicals (1.7%)
Sigma-Aldrich                                    673,100           36,057,967

Computer hardware (1.7%)
Kronos                                           150,000(b)         5,875,500
Network Appliance                              1,300,200(b)        30,047,622
Total                                                              35,923,122

Computer software & services (24.5%)
Acxiom                                         1,208,700(b)        20,076,507
Adobe Systems                                    415,700           17,176,724
Advent Software                                  657,800(b)        11,518,078
BMC Software                                   2,600,000(b)        43,238,000
Citrix Systems                                   381,250(b)         9,157,625
Concord Communications                           214,900(b)         4,757,886
Dendrite Intl                                  2,460,000(b,e)      42,066,000
Digital River                                    300,000(b)         6,903,000
DST Systems                                      400,000(b)        14,928,000
Electronic Arts                                  440,000(b)        19,461,200
Fair, Isaac & Co                                 900,800           49,688,128
Fiserv                                         1,346,900(b)        50,508,750
Intuit                                           343,500(b)        17,271,180
Investors Financial Services                     710,000           26,184,800
Juniper Networks                                 650,800(b)        12,280,596
Magma Design Automation                          300,000(b,f)       7,059,000
Manugistics Group                              2,354,900(b)        15,683,634
McData Cl B                                    1,376,900(b,e,f)    14,567,602
Mercury Interactive                              126,500(b)         5,920,200
NetScreen Technologies                           673,300(b)        16,967,160
Paychex                                        1,520,000           58,474,400
SunGard Data Systems                           1,550,000(b)        41,881,000
Symantec                                         500,000(b)        16,415,000
Synopsys                                         332,500(b)         9,961,700
Total                                                             532,146,170

Electronics (12.1%)
Altera                                           723,100(b)        18,316,123
American Power Conversion                      1,428,900           31,235,754
Broadcom Cl A                                    447,600(b)        16,306,068
Integrated Circuit Systems                       172,500(b)         5,131,875
KLA-Tencor                                       325,000(b)        19,048,250
Maxim Integrated Products                      1,048,600           54,611,088
Microchip Technology                           1,330,900           45,782,960
Micron Technology                                584,900(b)         7,609,549
Novellus Systems                                 925,000(b)        40,478,000
QLogic                                           237,200(b)        13,480,076
Symbol Technologies                              360,600            5,030,370
Total                                                             257,030,113

Energy (5.6%)
Apache                                           434,000           31,161,200
Murphy Oil                                       682,100           40,878,253
Newfield Exploration                             500,000(b)        20,450,000
Pogo Producing                                   612,800           26,687,440
Total                                                             119,176,893

Energy equipment & services (1.4%)
ENSCO Intl                                       812,800           20,563,840
Nabors Inds                                      250,000(b,c)       9,280,000
Total                                                              29,843,840

Financial services (0.1%)
CapitalSource                                     91,080(b)         2,011,046

Food (0.4%)
Performance Food Group                           200,000(b)         7,862,000

Health care products (14.3%)
American Pharmaceutical
  Partners                                       720,000(b,f)      25,992,000
Applera-Applied
  Biosystems Group                             1,160,800           24,922,376
Biogen Idec                                    1,349,210(b,f)      51,512,838
Biomet                                         1,420,000           50,793,400
Diagnostic Products                            1,095,000           49,526,850
Invitrogen                                       690,000(b)        47,037,300
MedImmune                                        656,700(b)        15,629,460
St. Jude Medical                                 140,100(b)         8,873,934
Techne                                           830,000(b)        29,946,400
Total                                                             304,234,558

See accompanying notes to investments in securities.

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10   --   AXP EQUITY SELECT FUND   --   2003 ANNUAL REPORT

Issuer                                            Shares             Value(a)

Health care services (5.1%)
Express Scripts Cl A                             279,800(b)       $18,111,454
First Health Group                               315,300(b)         6,463,650
Health Management
  Associates Cl A                              1,950,000           50,115,000
Lincare Holdings                                 950,000(b)        28,338,500
Omnicare                                         134,700            5,377,224
Total                                                             108,405,828

Industrial services (3.9%)
Cintas                                           511,400           23,902,836
Fastenal                                       1,200,000(f)        59,616,000
Total                                                              83,518,836

Insurance (0.4%)
Axis Capital Holdings                            271,250(c)         7,744,188

Media (3.8%)
Catalina Marketing                               863,100(b)        15,993,243
Citadel Broadcasting                             200,000(b)         3,820,000
Univision Communications Cl A                  1,150,000(b)        41,492,000
Westwood One                                     681,600(b)        20,693,376
Total                                                              81,998,619

Multi-industry (6.1%)
Danaher                                          460,000           38,272,000
DeVry                                          1,138,100(b)        31,172,559
Martin Marietta Materials                        514,600           21,906,522
Robert Half Intl                                 931,400(b)        20,732,964
Strayer Education                                170,000           18,994,100
Total                                                             131,078,145

Restaurants (4.2%)
Brinker Intl                                     491,600(b)        16,006,496
CBRL Group                                       510,000           21,037,500
Cheesecake Factory (The)                         525,200(b)        22,772,672
Starbucks                                        960,000(b)        30,787,200
Total                                                              90,603,868

Retail -- general (8.2%)
99 Cents Only Stores                           1,008,100(b,f)      27,934,451
Staples                                          469,600(b)        12,749,640
Tiffany                                           50,000            2,267,500
Whole Foods Market                             1,000,000(b)        65,690,000
Williams-Sonoma                                1,860,000(b)        67,034,400
Total                                                             175,675,991

Telecom equipment & services (1.1%)
Corning                                        1,286,200(b)        14,739,852
JDS Uniphase                                   2,470,000(b)         8,496,800
Total                                                              23,236,652

Total common stocks
(Cost: $1,776,668,221)                                         $2,083,141,936

Short-term securities (4.1%)
Issuer           Annualized                       Amount            Value(a)
                yield on date                   payable at
                 of purchase                     maturity

U.S. government agencies (1.9%)
Federal Home Loan Mtge Corp Disc Nt
   01-15-04         1.05%                    $10,600,000          $10,585,787
Federal Natl Mtge Assn Disc Nts
   01-07-04         1.05                      14,100,000           14,084,504
   01-07-04         1.06                      10,000,000            9,989,010
   02-18-04         1.07                       5,600,000            5,587,098
Total                                                              40,246,399

Commercial paper (2.2%)
AEGON Funding
   12-01-03         1.09                       4,100,000(d)         4,099,634
CRC Funding
   01-09-04         1.10                      10,000,000(d)         9,986,957
Galaxy Funding
   01-20-04         1.10                       2,800,000(d)         2,795,580
General Electric Capital
   12-01-03         1.03                       5,100,000            5,099,562
Grampian Funding LLC
   02-20-04         1.11                      10,000,000(d)         9,974,639
Jupiter Securitization
   01-12-04         1.10                      15,100,000(d)        15,079,578
Total                                                              47,035,950

Total short-term securities
(Cost: $87,281,211)                                               $87,282,349

Total investments in securities
(Cost: $1,863,949,432)(g)                                      $2,170,424,285

See accompanying notes to investments in securities.

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11   --   AXP EQUITY SELECT FUND   --   2003 ANNUAL REPORT

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. As of Nov. 30, 2003, the value of foreign securities represented 0.8% of net assets.

(d) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board.

(e) Investments representing 5% or more of the outstanding voting securities of the issuer. Transactions with companies that are or were affiliates during the year ended Nov. 30, 2003 are as follows:

     Issuer               Beginning     Purchase            Sales       Ending        Dividend        Value(a)
                                          cost              cost         cost           cost           income
     Dendrite Intl*     $26,225,918    $ 9,608,765     $        --    $35,834,683        $--        $42,066,000
     McData Cl B*        20,795,215      8,544,628      12,429,171     16,910,672         --         14,567,602
                         ----------      ---------      ----------     ----------       ----         ----------
     Total              $47,021,133    $18,153,393     $12,429,171    $52,745,355        $--        $56,633,602
                        -----------    -----------     -----------    -----------       ----        -----------

     * Issuer was not an affiliate for the entire year ended Nov. 30, 2003.

(f) Security is partially or fully on loan. See Note 5 to the financial statements.

(g) At Nov. 30, 2003, the cost of securities for federal income tax purposes was $1,871,323,277 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                     $394,300,677
     Unrealized depreciation                                      (95,199,669)
                                                                  -----------
     Net unrealized appreciation                                 $299,101,008
                                                                 ------------

--------------------------------------------------------------------------------
12   --   AXP EQUITY SELECT FUND   --   2003 ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Equity Select Fund

Nov. 30, 2003
Assets
Investments in securities, at value (Note 1)*
   Investments in securities of unaffiliated issuers (identified cost $1,811,204,077)                      $2,113,790,683
   Investments in securities of affiliated issuers (identified cost $52,745,355)                               56,633,602
                                                                                                               ----------
Total investments in securities (identified cost $1,863,949,432)                                            2,170,424,285
Capital shares receivable                                                                                       1,008,875
Dividends and accrued interest receivable                                                                         600,364
Receivable for investment securities sold                                                                       1,816,503
U.S. government securities held as collateral (Note 5)                                                            219,719
                                                                                                                  -------
Total assets                                                                                                2,174,069,746
                                                                                                            -------------
Liabilities
Disbursements in excess of cash on demand deposit                                                                 124,906
Capital shares payable                                                                                            192,387
Payable for investment securities purchased                                                                       813,837
Payable upon return of securities loaned (Note 5)                                                              40,455,019
Accrued investment management services fee                                                                         68,079
Accrued distribution fee                                                                                           44,926
Accrued service fee                                                                                                 1,091
Accrued transfer agency fee                                                                                        25,208
Accrued administrative services fee                                                                                 5,474
Other accrued expenses                                                                                            178,150
                                                                                                                  -------
Total liabilities                                                                                              41,909,077
                                                                                                               ----------
Net assets applicable to outstanding capital stock                                                         $2,132,160,669
                                                                                                           ==============
Represented by
Capital stock -- $.01 par value (Note 1)                                                                   $    1,828,741
Additional paid-in capital                                                                                  2,035,374,487
Accumulated net realized gain (loss) (Note 7)                                                                (211,517,412)
Unrealized appreciation (depreciation) on investments                                                         306,474,853
                                                                                                              -----------
Total -- representing net assets applicable to outstanding capital stock                                   $2,132,160,669
                                                                                                           ==============
Net assets applicable to outstanding shares:                Class A                                        $1,478,004,064
                                                            Class B                                        $  439,779,676
                                                            Class C                                        $   14,341,431
                                                            Class Y                                        $  200,035,498
Net asset value per share of outstanding capital stock:     Class A shares               124,903,975       $        11.83
                                                            Class B shares                39,919,002       $        11.02
                                                            Class C shares                 1,301,879       $        11.02
                                                            Class Y shares                16,749,238       $        11.94
                                                                                          ----------       --------------
* Including securities on loan, at value (Note 5)                                                          $   39,120,036
                                                                                                           --------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
13   --   AXP EQUITY SELECT FUND   --   2003 ANNUAL REPORT

Statement of operations
AXP Equity Select Fund

Year ended Nov. 30, 2003
Investment income
Income:
Dividends                                                                                              $  4,982,824
Interest                                                                                                    731,693
Fee income from securities lending (Note 5)                                                                 341,597
                                                                                                            -------
Total income                                                                                              6,056,114
                                                                                                          ---------
Expenses (Note 2):
Investment management services fee                                                                       10,432,639
Distribution fee
   Class A                                                                                                3,068,017
   Class B                                                                                                3,569,577
   Class C                                                                                                  103,569
Transfer agency fee                                                                                       3,965,379
Incremental transfer agency fee
   Class A                                                                                                  217,361
   Class B                                                                                                  172,690
   Class C                                                                                                    6,624
Service fee -- Class Y                                                                                      152,168
Administrative services fees and expenses                                                                   868,316
Compensation of board members                                                                                14,933
Custodian fees                                                                                              119,248
Printing and postage                                                                                        338,254
Registration fees                                                                                            77,729
Audit fees                                                                                                   29,000
Other                                                                                                        35,187
                                                                                                             ------
Total expenses                                                                                           23,170,691
   Earnings credits on cash balances (Note 2)                                                               (14,157)
                                                                                                            -------
Total net expenses                                                                                       23,156,534
                                                                                                         ----------
Investment income (loss) -- net                                                                         (17,100,420)
                                                                                                        -----------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on security transactions
   (including $7,409,748 realized loss from affiliates) (Note 3)                                         33,389,178
Net change in unrealized appreciation (depreciation) on investments                                     295,017,138
                                                                                                        -----------
Net gain (loss) on investments                                                                          328,406,316
                                                                                                        -----------
Net increase (decrease) in net assets resulting from operations                                        $311,305,896
                                                                                                       ============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
14   --   AXP EQUITY SELECT FUND   --   2003 ANNUAL REPORT

Statements of changes in net assets
AXP Equity Select Fund

Year ended Nov. 30,                                                                 2003                  2002
Operations and distributions
Investment income (loss) -- net                                               $  (17,100,420)        $  (17,935,166)
Net realized gain (loss) on investments                                           33,389,178            (87,901,773)
Net change in unrealized appreciation (depreciation) on investments              295,017,138             (6,762,737)
                                                                                 -----------             ----------
Net increase (decrease) in net assets resulting from operations                  311,305,896           (112,599,676)
                                                                                 -----------           ------------
   Tax return of capital
     Class A                                                                              --                (27,201)
     Class B                                                                              --                 (6,736)
     Class C                                                                              --                   (101)
     Class Y                                                                              --                 (2,013)
                                                                                 -----------             ----------
Total distributions                                                                       --                (36,051)
                                                                                 -----------             ----------
Capital share transactions (Note 4)
Proceeds from sales
   Class A shares (Note 2)                                                       293,342,894            714,469,660
   Class B shares                                                                129,430,100            134,172,019
   Class C shares                                                                  6,579,289              5,101,134
   Class Y shares                                                                126,890,655             92,859,892
Reinvestment of distributions at net asset value
   Class A shares                                                                         --                 25,731
   Class B shares                                                                         --                  6,645
   Class C shares                                                                         --                     99
   Class Y shares                                                                         --                  1,809
Payments for redemptions
   Class A shares                                                               (188,497,903)          (721,625,224)
   Class B shares (Note 2)                                                       (73,379,727)           (77,547,218)
   Class C shares (Note 2)                                                        (2,034,138)            (1,179,627)
   Class Y shares                                                                (82,734,317)           (50,320,992)
                                                                                 -----------            -----------
Increase (decrease) in net assets from capital share transactions                209,596,853             95,963,928
                                                                                 -----------             ----------
Total increase (decrease) in net assets                                          520,902,749            (16,671,799)
Net assets at beginning of year                                                1,611,257,920          1,627,929,719
                                                                               -------------          -------------
Net assets at end of year                                                     $2,132,160,669         $1,611,257,920
                                                                              ==============         ==============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
15   --   AXP EQUITY SELECT FUND   --   2003 ANNUAL REPORT

Notes to Financial Statements

AXP Equity Select Fund

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Equity Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Equity Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. The Fund invests primarily in medium-sized companies and also may invest in small- and large-sized companies.

The Fund offers Class A, Class B, Class C and Class Y shares.

o    Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o    Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities, and contingent assets and liabilities) that could differ from actual results.

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. American Express Financial Corporation (AEFC) may use fair value if a security's value has been materially affected by events after the close of the primary exchanges or markets on which the security is traded and before the NAV is calculated. The fair value of a security may be different from the quoted or published price. AEFC will price a security at fair value in accordance with procedures adopted by the Fund and board if a reliable market quotation is not readily available. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

--------------------------------------------------------------------------------
16   --   AXP EQUITY SELECT FUND   --   2003 ANNUAL REPORT

Option transactions

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.
Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

--------------------------------------------------------------------------------
17   --   AXP EQUITY SELECT FUND   --   2003 ANNUAL REPORT

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $17,100,420 resulting in a net reclassification adjustment to decrease paid-in capital by $17,100,420.

The tax character of distributions paid for the years indicated is as follows:

Year ended Nov. 30,                                   2003            2002
Class A
Distributions paid from:
      Ordinary income                                  $--          $    --
      Long-term capital gain                            --               --
      Tax return of capital                             --           27,201
Class B
Distributions paid from:
      Ordinary income                                   --               --
      Long-term capital gain                            --               --
      Tax return of capital                             --            6,736
Class C
Distributions paid from:
      Ordinary income                                   --               --
      Long-term capital gain                            --               --
      Tax return of capital                             --              101
Class Y
Distributions paid from:
      Ordinary income                                   --               --
      Long-term capital gain                            --               --
      Tax return of capital                             --            2,013

--------------------------------------------------------------------------------
18   --   AXP EQUITY SELECT FUND   --   2003 ANNUAL REPORT

As of Nov. 30, 2003, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income                                 $          --
Accumulated long-term gain (loss)                             $(204,143,567)
Unrealized appreciation (depreciation)                        $ 299,101,008

Dividends to shareholders

An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

The Fund has agreements with AEFC to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets in reducing percentages from 0.60% to 0.48% annually. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Mid-Cap Growth Funds Index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment increased the fee by $141,947 for the year ended Nov. 30, 2003.

Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.05% to 0.02% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other American Express mutual funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

--------------------------------------------------------------------------------
19   --   AXP EQUITY SELECT FUND   --   2003 ANNUAL REPORT

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o   Class A $19.50

o   Class B $20.50

o   Class C $20.00

o   Class Y $17.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

In addition, AECSC is entitled to charge an annual closed-account fee of $5 per inactive account, charged on a pro rata basis from the date the account becomes inactive until the date the account is purged from the transfer agent system generally within one year. However, the closed account fee is currently not effective.

Under terms of a prior agreement that ended April 30, 2003, the Fund paid a transfer agency fee at an annual rate per shareholder account of $19 for Class A, $20 for Class B, $19.50 for Class C and $17 for Class Y.

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $3,854,880 for Class A, $308,755 for Class B and $2,454 for Class C for the year ended Nov. 30, 2003.

During the year ended Nov. 30, 2003, the Fund's custodian and transfer agency fees were reduced by $14,157 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $625,836,354 and $434,980,212, respectively, for the year ended Nov. 30, 2003. Realized gains and losses are determined on an identified cost basis.

Brokerage clearing fees paid to brokers affiliated with AEFC were $48,993 for the year ended Nov. 30, 2003.

--------------------------------------------------------------------------------
20   --   AXP EQUITY SELECT FUND   --   2003 ANNUAL REPORT

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                                               Year ended Nov. 30, 2003
                                             Class A           Class B           Class C          Class Y
Sold                                       28,570,242        13,573,269          684,023        12,256,616
Issued for reinvested distributions                --                --               --                --
Redeemed                                  (18,504,278)       (7,719,749)        (210,197)       (8,054,117)
                                          -----------        ----------         --------        ----------
Net increase (decrease)                    10,065,964         5,853,520          473,826         4,202,499
                                           ----------         ---------          -------         ---------

                                                               Year ended Nov. 30, 2002
                                             Class A           Class B           Class C          Class Y
Sold                                       66,234,138        13,593,981          520,613         8,850,991
Issued for reinvested distributions             2,298               632                9               161
Redeemed                                  (67,295,534)       (8,210,463)        (125,231)       (4,865,401)
                                          -----------        ----------         --------        ----------
Net increase (decrease)                    (1,059,098)        5,384,150          395,391         3,985,751
                                           ----------         ---------          -------         ---------

5. LENDING OF PORTFOLIO SECURITIES

As of Nov. 30, 2003, securities valued at $39,120,036 were on loan to brokers. For collateral, the Fund received $40,235,300 in cash and U.S. government securities valued at $219,719. Income from securities lending amounted to $341,597 for the year ended Nov. 30, 2003. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

6. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by Deutsche Bank, whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the LIBOR plus 0.50%, the IBOR plus 0.50% or the higher of the Federal Funds Rate plus 0.25% and the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. The Fund had no borrowings outstanding during the year ended Nov. 30, 2003.

7. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund has a capital loss carry-over of $204,143,567 as of Nov. 30, 2003, that will expire in 2009 and 2010 if not offset by capital gains. It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

--------------------------------------------------------------------------------
21   --   AXP EQUITY SELECT FUND   --   2003 ANNUAL REPORT

8. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended Nov. 30,                                                2003      2002       2001      2000      1999
Net asset value, beginning of period                                      $10.06    $10.71     $16.35    $16.90    $14.59
Income from investment operations:
Net investment income (loss)                                                (.08)     (.10)      (.09)     (.09)     (.04)
Net gains (losses) (both realized and unrealized)                           1.85      (.55)     (1.57)      .83      3.87
Total from investment operations                                            1.77      (.65)     (1.66)      .74      3.83
Less distributions:
Distributions from realized gains                                             --        --      (3.98)    (1.29)    (1.51)
Excess distributions from net investment income                               --        --         --        --      (.01)
Total distributions                                                           --        --      (3.98)    (1.29)    (1.52)
Net asset value, end of period                                            $11.83    $10.06     $10.71    $16.35    $16.90

Ratios/supplemental data
Net assets, end of period (in millions)                                   $1,478    $1,155     $1,241    $1,462    $1,318
Ratio of expenses to average daily net assets(c)                           1.18%     1.25%      1.16%      .95%      .93%
Ratio of net investment income (loss) to average daily net assets          (.83%)    (.96%)     (.80%)    (.50%)    (.26%)
Portfolio turnover rate (excluding short-term securities)                    26%       15%        57%      106%       78%
Total return(e)                                                           17.59%    (6.07%)   (12.53%)    3.93%    28.70%

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
22   --   AXP EQUITY SELECT FUND   --   2003 ANNUAL REPORT

Class B
Per share income and capital changes(a)
Fiscal period ended Nov. 30,                                                2003      2002       2001      2000      1999
Net asset value, beginning of period                                      $ 9.44    $10.13     $15.78    $16.46    $14.34
Income from investment operations:
Net investment income (loss)                                                (.14)     (.16)      (.16)     (.18)     (.12)
Net gains (losses) (both realized and unrealized)                           1.72      (.53)     (1.51)      .79      3.75
Total from investment operations                                            1.58      (.69)     (1.67)      .61      3.63
Less distributions:
Distributions from realized gains                                             --        --      (3.98)    (1.29)    (1.51)
Net asset value, end of period                                            $11.02    $ 9.44     $10.13    $15.78    $16.46

Ratios/supplemental data
Net assets, end of period (in millions)                                     $440      $321       $290      $279      $151
Ratio of expenses to average daily net assets(c)                           1.96%     2.03%      1.93%     1.72%     1.71%
Ratio of net investment income (loss) to average daily net assets         (1.61%)   (1.74%)    (1.58%)   (1.27%)   (1.04%)
Portfolio turnover rate (excluding short-term securities)                    26%       15%        57%      106%       78%
Total return(e)                                                           16.74%    (6.81%)   (13.22%)    3.19%    27.69%

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
23   --   AXP EQUITY SELECT FUND   --   2003 ANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended Nov. 30,                                                2003      2002       2001     2000(b)
Net asset value, beginning of period                                      $ 9.44    $10.13     $15.78    $17.74
Income from investment operations:
Net investment income (loss)                                                (.14)     (.16)      (.13)     (.08)
Net gains (losses) (both realized and unrealized)                           1.72      (.53)     (1.54)    (1.88)
Total from investment operations                                            1.58      (.69)     (1.67)    (1.96)
Less distributions:
Distributions from realized gains                                             --        --      (3.98)       --
Net asset value, end of period                                            $11.02    $ 9.44     $10.13    $15.78

Ratios/supplemental data
Net assets, end of period (in millions)                                      $14        $8         $4        $2
Ratio of expenses to average daily net assets(c)                           1.97%     2.06%      1.97%     1.72%(d)
Ratio of net investment income (loss) to average daily net assets         (1.61%)   (1.76%)    (1.62%)   (1.35%)(d)
Portfolio turnover rate (excluding short-term securities)                    26%       15%        57%      106%
Total return(e)                                                           16.74%    (6.81%)   (13.22%)  (11.05%)(f)

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
24   --   AXP EQUITY SELECT FUND   --   2003 ANNUAL REPORT

Class Y
Per share income and capital changes(a)
Fiscal period ended Nov. 30,                                                2003      2002       2001      2000      1999
Net asset value, beginning of period                                      $10.13    $10.77     $16.41    $16.94    $14.60
Income from investment operations:
Net investment income (loss)                                                (.06)     (.08)      (.07)     (.05)     (.01)
Net gains (losses) (both realized and unrealized)                           1.87      (.56)     (1.59)      .81      3.87
Total from investment operations                                            1.81      (.64)     (1.66)      .76      3.86
Less distributions:
Distributions from realized gains                                             --        --      (3.98)    (1.29)    (1.51)
Excess distributions from net investment income                               --        --         --        --      (.01)
Total distributions                                                           --        --      (3.98)    (1.29)    (1.52)
Net asset value, end of period                                            $11.94    $10.13     $10.77    $16.41    $16.94

Ratios/supplemental data
Net assets, end of period (in millions)                                     $200      $127        $92       $81        $4
Ratio of expenses to average daily net assets(c)                           1.00%     1.10%      1.00%      .82%      .85%
Ratio of net investment income (loss) to average daily net assets          (.66%)    (.80%)     (.65%)    (.33%)    (.21%)
Portfolio turnover rate (excluding short-term securities)                    26%       15%        57%      106%       78%
Total return(e)                                                           17.87%    (5.94%)   (12.46%)    4.05%    28.90%

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date was June 26, 2000.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e)  Total return does not reflect payment of a sales charge.

(f)  Not annualized.

--------------------------------------------------------------------------------
25   --   AXP EQUITY SELECT FUND   --   2003 ANNUAL REPORT

Independent Auditors' Report

THE BOARD AND SHAREHOLDERS

AXP EQUITY SERIES, INC.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of AXP Equity Select Fund (a series of AXP Equity Series, Inc.) as of November 30, 2003, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended November 30, 2003, and the financial highlights for each of the years in the five-year period ended November 30, 2003. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2003, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AXP Equity Select Fund as of November 30, 2003, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Minneapolis, Minnesota

January 9, 2004

--------------------------------------------------------------------------------
26   --   AXP EQUITY SELECT FUND   --   2003 ANNUAL REPORT

Board Members and Officers

Shareholders elect a board that oversees the Fund's operations. The board appoints officers who are responsible for day-to-day business decisions based on policies set by the board.

The following is a list of the Fund's board members. Each member oversees 15 Master Trust portfolios and 86 American Express mutual funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the board.

Independent Board Members

Name, address, age                 Position held        Principal occupation during past   Other directorships
                                   with Fund and        five years
                                   length of service
---------------------------------- -------------------- ---------------------------------- ---------------------------
Arne H. Carlson                    Board member         Chair, Board Services
901 S. Marquette Ave.              since 1999           Corporation (provides
Minneapolis, MN 55402                                   administrative services to
Age 69                                                  boards). Former Governor  of
                                                        Minnesota
---------------------------------- -------------------- ---------------------------------- ---------------------------
Philip J. Carroll, Jr.             Board member         Retired Chairman and CEO,  Fluor   Scottish Power PLC,
901 S. Marquette Ave.              since 2002           Corporation (engineering and       Vulcan Materials Company,
Minneapolis, MN 55402                                   construction) since 1998           Inc. (construction
Age 65                                                                                     materials/chemicals)
---------------------------------- -------------------- ---------------------------------- ---------------------------
Livio D. DeSimone                  Board member         Retired Chair of the Board and     Cargill, Incorporated
30 Seventh Street East             since 2001           Chief Executive Officer,           (commodity merchants and
Suite 3050                                              Minnesota Mining and               processors), General
St. Paul, MN 55101-4901                                 Manufacturing (3M)                 Mills, Inc. (consumer
Age 69                                                                                     foods), Vulcan Materials
                                                                                           Company (construction
                                                                                           materials/ chemicals),
                                                                                           Milliken & Company
                                                                                           (textiles and chemicals),
                                                                                           and Nexia Biotechnologies,
                                                                                           Inc.
---------------------------------- -------------------- ---------------------------------- ---------------------------
Heinz F. Hutter*                   Board member         Retired President and Chief
901 S. Marquette Ave.              since 1994           Operating Officer, Cargill,
Minneapolis, MN 55402                                   Incorporated (commodity
Age 74                                                  merchants and processors)
---------------------------------- -------------------- ---------------------------------- ---------------------------
Anne P. Jones                      Board member         Attorney and Consultant
901 S. Marquette Ave.              since 1985
Minneapolis, MN 55402
Age 68
---------------------------------- -------------------- ---------------------------------- ---------------------------
Stephen R. Lewis, Jr.**            Board member         Retired President and Professor    Valmont Industries, Inc.
901 S. Marquette Ave.              since 2002           of Economics, Carleton College     (manufactures irrigation
Minneapolis, MN 55402                                                                      systems)
Age 64
---------------------------------- -------------------- ---------------------------------- ---------------------------

 * Interested person of AXP Partners International Aggressive Growth Fund, AXP Partners Aggressive Growth Fund, AXP Partners Small Cap Core Fund and AXP Discovery Fund by reason of being a security holder of J P Morgan Chase & Co., which has a 45% interest in American Century Companies, Inc., the parent company of the subadviser of four AXP Funds, American Century Investment Management, Inc.

** Interested person of AXP Partners International Aggressive Growth Fund by reason of being a security holder of FleetBoston Financial Corporation, parent company of Columbia Wanger Asset Management, L.P., one of the fund's subadvisers.

--------------------------------------------------------------------------------
27   --   AXP EQUITY SELECT FUND   --   2003 ANNUAL REPORT

Independent Board Members (continued)

Name, address, age                 Position held        Principal occupation during past   Other directorships
                                   with Fund and        five years
                                   length of service
---------------------------------- -------------------- ---------------------------------- ---------------------------
Alan G. Quasha                     Board member         President, Quadrant Management,    Compagnie Financiere
901 S. Marquette Ave.              since 2002           Inc. (management of private        Richemont AG (luxury
Minneapolis, MN 55402                                   equities)                          goods), Harken Energy
Age 53                                                                                     Corporation (oil and gas
                                                                                           exploration) and SIRIT
                                                                                           Inc. (radio frequency
                                                                                           identification technology)
---------------------------------- -------------------- ---------------------------------- ---------------------------
Alan K. Simpson                    Board member         Former three-term United States    Biogen, Inc.
1201 Sunshine Ave.                 since 1997           Senator for Wyoming                (biopharmaceuticals)
Cody, WY 82414
Age 71
---------------------------------- -------------------- ---------------------------------- ---------------------------
Alison Taunton-Rigby               Board member since   President, Forester Biotech
901 S. Marquette Ave.              2002                 since 2000. Former President and
Minneapolis, MN 55402                                   CEO, Aquila Biopharmaceuticals,
Age 59                                                  Inc.
---------------------------------- -------------------- ---------------------------------- ---------------------------

Board Members Affiliated with AEFC***

Name, address, age                 Position held        Principal occupation during past   Other directorships
                                   with Fund and        five years
                                   length of service
---------------------------------- -------------------- ---------------------------------- ---------------------------
Barbara H. Fraser                  Board member since   Executive Vice President -  AEFA
1546 AXP Financial Center          2002                 Products and Corporate Marketing
Minneapolis, MN 55474                                   of AEFC since 2002. President -
Age 53                                                  Travelers Check Group, American
                                                        Express Company,  2001-2002.
                                                        Management Consultant, Reuters,
                                                        2000-2001. Managing Director -
                                                        International Investments,
                                                        Citibank Global,  1999-2000.
                                                        Chairman and CEO, Citicorp
                                                        Investment Services and
                                                        Citigroup Insurance Group, U.S.,
                                                        1998-1999
---------------------------------- -------------------- ---------------------------------- ---------------------------
Stephen W. Roszell                 Board member since   Senior Vice President -
50238 AXP Financial Center         2002, Vice           Institutional Group of AEFC
Minneapolis, MN 55474              President  since
Age 54                             2002
---------------------------------- -------------------- ---------------------------------- ---------------------------
William F. Truscott                Board member         Senior Vice President - Chief
53600 AXP Financial Center         since 2001,  Vice    Investment Officer of AEFC since
Minneapolis, MN 55474              President  since     2001. Former Chief Investment
Age 42                             2002                 Officer and Managing Director,
                                                        Zurich Scudder Investments
---------------------------------- -------------------- ---------------------------------- ---------------------------

*** Interested person by reason of being an officer, director and/or employee of AEFC.

--------------------------------------------------------------------------------
28   --   AXP EQUITY SELECT FUND   --   2003 ANNUAL REPORT

The board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the board. In addition to Mr. Roszell, who is vice president, and Mr. Truscott, who is vice president, the Fund's other officers are:

Other Officers

Name, address, age                 Position held        Principal occupation during past   Other directorships
                                   with Fund and        five years
                                   length of service
---------------------------------- -------------------- ---------------------------------- ---------------------------
Jeffrey P. Fox                     Treasurer since      Vice President - Investment
50005 AXP Financial Center         2002                 Accounting, AEFC, since 2002;
Minneapolis, MN 55474                                   Vice President - Finance,
Age 48                                                  American Express Company,
                                                        2000-2002;  Vice President -
                                                        Corporate Controller, AEFC,
                                                        1996-2000
---------------------------------- -------------------- ---------------------------------- ---------------------------
Paula R. Meyer                     President since      Senior Vice President and
596 AXP Financial Center           2002                 General Manager - Mutual Funds,
Minneapolis, MN 55474                                   AEFC, since 2002; Vice President
Age 49                                                  and Managing Director - American
                                                        Express Funds, AEFC, 2000-2002;
                                                        Vice President, AEFC,  1998-2000
---------------------------------- -------------------- ---------------------------------- ---------------------------
Leslie L. Ogg                      Vice President,      President of Board Services
901 S. Marquette Ave.              General Counsel,     Corporation
Minneapolis, MN 55402              and Secretary
Age 65                             since 1978
---------------------------------- -------------------- ---------------------------------- ---------------------------

The SAI has additional information about the Fund's directors and is available, without charge, upon request by calling (800) 862-7919.

Proxy Voting

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling
(800) 862-7919; by looking at the Web site americanexpress.com/funds; or by searching the Web site of the Securities and Exchange Commission http://www.sec.gov. You may view the Fund's voting record for all portfolio companies whose shareholders meetings were completed the previous quarter on americanexpress.com/funds or obtain a copy by calling the Fund's administrator, Board Services Corporation, collect at (612) 330-9283. In addition, after Aug. 1, 2004, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available at http://www.sec.gov.

--------------------------------------------------------------------------------
29   --   AXP EQUITY SELECT FUND   --   2003 ANNUAL REPORT

--------------------------------------------------------------------------------
(logo)
AMERICAN
 EXPRESS
(R)
--------------------------------------------------------------------------------

American Express Funds
70100 AXP Financial Center
Minneapolis, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

Item 2. (a) The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer and principal financial officer. A copy of the code of ethics is filed as an exhibit to this form N-CSR.

           (b) During the period covered by this report, there were not any amendments to the provisions of the code of ethics adopted in 2(a) above.

           (c) During the period covered by this report, there were not any implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a).

Item 3. The Registrant's board of directors has determined that independent directors Livio D. DeSimone, Anne P. Jones, and Alan G. Quasha, each qualify as audit committee financial experts.

Item 4.    Principal Accountant Fees and Services.  Not applicable at this time.

Item 5.    Audit Committee of Listed Registrants. Not applicable.

Item 6.    [Reserved]

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 9. Submission of matters to a vote of security holders. Not applicable at this time.

Item 10.   Controls and Procedures.

           (a) The registrant's Principal Executive Officer and Principal Financial Officer have evaluated the registrant's disclosure controls and procedures within 90 days of this filing and have concluded that the registrant's disclosure controls and procedures by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

           (b) At the date of filing this Form N-CSR, the registrant's Principal Executive Officer and Principal Financial Officer are aware of no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 11.   Exhibits.

           (a)(1) Code of ethics as applies to the Registrant's principal executive officer and principal financial officer, as required to be disclosed under Item 2 of Form N-CSR, is attached as Ex. 99.CODE ETH.

           (a)(2) Separate certification for the Registrant's principal executive officer and principal financial officer, as required by
           Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX.99.CERT.

           (a)(3) Not applicable.

           (b) A certification by the Registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940, is attached as EX.99.906 CERT.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                  AXP Equity Series, Inc.


By                        /s/ Paula R. Meyer
                          ------------------
                              Paula R. Meyer
                              President and Principal Executive Officer

Date                          February 3, 2004


     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By                        /s/ Paula R. Meyer
                          ------------------
                              Paula R. Meyer
                              President and Principal Executive Officer

Date                          February 3, 2004


By                        /s/ Jeffrey P. Fox
                          ------------------
                              Jeffrey P. Fox
                              Treasurer and Principal Financial Officer

Date                          February 3, 2004